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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2001




                              ORPHAN MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                             0-24760                          41-1784594
              --------                             -------                          ----------
  (State or other jurisdiction of         (Commission file number)        (I.R.S. employer identification
           incorporation)                                                             number)

                 Suite 250,
           13911 Ridgedale Drive,
               Minnetonka, MN                      55305                      (952) 513-6900
               --------------                      -----                      --------------
  (Address of principal executive offices)       (zip code)          (Registrant's telephone number,
                                                                           including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

As set forth in the Company's press releases dated December 10, 2001, and filed as Exhibits 99.1 hereto, the Company announced a financing transaction.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 - Press release dated December 10, 2001
Exhibit 99.2 - Proforma Balance Sheet



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2001                     ORPHAN MEDICAL, INC.


                                            /s/ Timothy G. McGrath
                                            ------------------------------------
                                            Timothy G. McGrath
                                            Chief Financial Officer
                                            (duly authorized officer and
                                            principal financial officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99.1            Press release dated December 10, 2001
99.2            Proforma September 30, 2001 Balance Sheet
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